                                                                   EXHIBIT 99.06

                    [LETTERHEAD OF FIRST USA APPEARS HERE]

                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-4
                _______________________________________________

                Monthly Period:                08/01/96 to
                                               08/31/96
                Distribution Date:             09/16/96
                Transfer Date:                 09/13/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                        Class A                     $5.16222222
                                        Class B                      5.34888889
                                        Collateral Inv. Amt.         5.48333333
                                                            --------------------
                                        Total (weighted avg.)       $5.20646667

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount  Class A                     $5.16222222
                                        Class B                      5.34888889
                                        Collateral Inv. Amt.         5.48333333
                                                            --------------------
                                        Total (weighted avg.)       $5.20646667

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1994-4
PAGE 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                        Class A                     $0.00000000
                                        Class B                      0.00000000
                                        Collateral Inv. Amt.         0.00000000
                                                            --------------------
                                        Total                       $0.00000000
                                                            ====================

B.
     Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Allocation of Principal Receivables.
          ------------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                  $75,620,341.60
                                        Class B                    5,787,597.78
                                        Collateral Inv. Amt.       8,906,424.20
                                                            --------------------
                                        Total                    $90,314,363.58
                                                            ====================

     2.   Allocation of Finance Charge Receivables.
          -----------------------------------------

          The aggregate amount of Allocations of Finance Charge
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                  $10,552,162.36
                                        Class B                      821,425.81
                                        Collateral Inv. Amt.       1,263,732.02
                                                            --------------------
                                        Total                    $12,637,320.19
                                                            ====================

     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a)  The aggregate amount of Principal Receivables
               in the Trust as of the last day of the Monthly
               Period                                        $16,965,492,542.30

          (b)  Invested Amount as of the last day
               of the Monthly Period

                                        Class A                 $726,450,000.00
                                        Class B                   56,550,000.00
                                        Collateral Inv. Amt.      87,000,000.00
                                                            --------------------
                                        Total                   $870,000,000.00
                                                            ====================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1994-4
PAGE 3


          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                        Class A                          4.282%
                                        Class B                          0.333%
                                        Collateral Inv. Amt.             0.513%
                                                            --------------------
                                        Total                            5.128%
                                                            ====================

          (d)  During the Amortization Period: The Invested
               Amount as of _______ (the last day of the Revolving
               Period)
                                        Class A                            N.A.
                                        Class B                            N.A.
                                        Collateral Inv. Amt.               N.A.
                                                            --------------------
                                        Total                              N.A.
                                                            ====================

          (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above

                                        Class A                            N.A.
                                        Class B                            N.A.
                                        Collateral Inv. Amt.               N.A.
                                                            --------------------
                                        Total                              N.A.
                                                            ====================

     4.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the      Aggregate
          Accounts which were delinquent as of the end of the day   Account
          on the last day of the Monthly Period                     Balance
                                                            --------------------
          (a)  35 - 64 days                                     $312,272,525.64
          (b)  65 - 94 days                                      170,748,276.22
          (c)  95 - 124 days                                     142,430,236.99
          (d)  125 - 154 days                                    110,281,956.57
          (e)  155 - 184 days                                     91,316,462.22
          (f)  185 or more days                                   78,177,309.74
                                                            --------------------
                                        Total                   $905,226,767.38
                                                            ====================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1994-4
PAGE 4


     5.   Monthly Investor Default Amount.
          --------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the
               Monthly Period allocable to the Invested
               Amount (the aggregate "Investor Default
               Amount")
                                        Class A                   $2,981,955.52
                                        Class B                      232,128.27
                                        Collateral Inv. Amt.         357,120.42
                                                            --------------------
                                        Total                     $3,571,204.21
                                                            ====================

          (b)  The amount set forth in paragraph 5(a) above in
               respect of the Monthly Investor Default Amount, per
               original $1,000 interest
                                        Class A                           $4.10
                                        Class B                            4.10
                                        Collateral Inv. Amt.               4.10
                                                            --------------------
                                        Total                             $4.10
                                                            ====================

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the Collateral Invested Amount

                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                            --------------------
                                        Total                             $0.00
                                                            ====================

          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                            --------------------
                                        Total                             $0.00
                                                            ====================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1994-4
PAGE 5


          (c)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                            --------------------
                                        Total                             $0.00
                                                            ====================

          (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                           $0.00
                                        Class B                            0.00
                                        Collateral Inv. Amt.               0.00
                                                            --------------------
                                        Total                             $0.00
                                                            ====================

     7.   Investor Servicing Fee.
          -----------------------

          (a)  The amount of the Investor Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               Monthly Period
                                        Class A                     $908,062.50
                                        Class B                       70,687.50
                              Remaining Servicing Fee                108,750.00
                                                            --------------------
                                        Total                     $1,087,500.00
                                                            ====================

          (b)  The amount set forth in paragraph 7(a) above, per
               $1,000 interest
                                        Class A                      1.25000000
                                        Class B                      1.25000000
                              Remaining Servicing Fee                1.25000000
                                                            --------------------
                                        Total                        1.25000000
                                                            ====================

     8.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated Collateral and Class B
          Principal Collections applied in respect of Interest
          Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                                        Class B                           $0.00
                                        Collateral Inv. Amt.               0.00
                                                            --------------------
                                        Total                             $0.00
                                                            ====================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1994-4
PAGE 6

     9.   Collateral Invested Amount
          --------------------------

          (a)  The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month
                                                                 $87,000,000.00

          (b)  The Required Collateral Invested Amount as of the
               close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month
                                                                 $87,000,000.00

     10.  The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                      1.00000000
                                        Class B                      1.00000000
                                                            --------------------
                                        Total (weighted avg.)        1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the Related Monthly Period             12.50%

     12.  The Base Rate
          -------------

          The Base Rate for the Related Monthly Period                    7.82%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE


                         FIRST USA BANK
                         as Servicer



                         By:  /s/ W. Todd Peterson
                              --------------------------------------------------
                              W. Todd Peterson
                              Vice President